THE WORLD FUNDS, INC. (the "Company")
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                               THE NEW MARKET FUND

                       SUPPLEMENT DATED OCTOBER 19, 2000
                   TO THE PROSPECTUS DATED DECEMBER 29, 1999



This Supplement updates certain information contained in the Prospectus dated December 29, 1999 regarding The New Market Fund series (the "Fund") of the Company.

The following information replaces the section entitled "Example" as presented on Page 4 under the heading "FEES AND EXPENSES":

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:


                    1 Year *    3 Years *       5 Years *       10 Years *
                    --------    ---------       ---------       ----------

                     $471       $882            $1,318          $2,528

* These costs are net of fee waivers and reimbursements to maintain total operating expenses at 1.99% pursuant to an expense limitation agreement
         (see "Management Organization and Capital Structure" below).

Absent this commitment, your costs would be:

                    1 Year      3 Years         5 Years         10 Years
                    ------      -------         -------         --------

                     $711       $1,590          $2,478          $4,739